Alternative Strategies Mutual Fund

a series of Northern Lights Fund Trust II

Class I Shares (Symbol: AASFX)

Class A Shares (Symbol: AASAX)

Supplement dated September 14, 2012

to the Prospectus and Statement of Additional Information (“SAI”) dated July 1, 2012

The following supersedes any contrary information contained in the current Prospectus or the Fund’s SAI.

As of September 3, 2012, the sub-advisory agreement between Ascentia Capital Partners, LLC (the “Advisor”), the Fund’s investment adviser, and Dunham Associates Investment Counsel, Inc. (“DAIC”) terminated as a result of prior written notice of termination given by the Advisor.  DAIC is no longer managing any portion of the assets of the Alternative Strategies Mutual Fund (the “Fund”). The Fund’s assets are being managed by the Advisor or remaining Sub-Advisors. References in the Fund’s Prospectus and SAI to DAIC and its portfolio managers should be disregarded.

As of September 3, 2012, the sub-advisory agreement between the Advisor and DuPont Capital Management Corporation (“DCM”) terminated as a result of prior written notice of termination given by the Advisor. DCM is no longer managing any portion of the assets of the Fund. The Fund’s assets are being managed by the Advisor or remaining Sub-Advisors. References in the Fund’s Prospectus and SAI to DCM and its portfolio manager should be disregarded.

As of September 3, 2012, the sub-advisory agreement between the Advisor and Sage Capital Management, LLC (“Sage”) terminated as a result of prior written notice of termination given by the Advisor. Sage is no longer managing any portion of the assets of the Fund.  The Fund’s assets are being managed by the Advisor or remaining Sub-Advisors. References in the Fund’s Prospectus and SAI to Sage and its portfolio managers should be disregarded.

As of September 30, 2012, the license agreement between the Advisor and Research Affiliates, LLC (“Research Affiliates”) will be terminated as a result of prior written notice of termination given by the Advisor.  Research Affiliates is no longer providing signals to the Advisor.  References in the Fund’s Prospectus and SAI to Research Affiliates and its principals should be disregarded.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Class I shares and Class A shares dated July 1, 2012, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-866-506-7390.